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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)         June 12, 2000
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                                JagNotes.com Inc.
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               (Exact Name of Registrant as Specified in Charter)




           Nevada                    000-28761                  88-0380546
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 (State or Other Jurisdiction     (Commission File             (IRS Employer
     of Incorporation)                 Number)              Identification No.)





    1415 Wyckoff Road, 2nd Floor, Farmingdale, New Jersey               07727
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code        (732) 919-0078
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             (Former Name or Address, if Changed Since Last Report)



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Item 5. Other Events.

         On June 12, 2000, the Company closed a private sale of a convertible debenture (the "Debenture"), in the principal amount of $2,500,000 due June 12, 2003 and bearing interest at 8% per year, which is convertible into shares of common stock, par value $0.00001, of the Company ("Common Stock"), to CALP II Limited Partnership, a Canadian investor (the "Investor"). The issuance of such securities was exempt from registration under the Securities Act of 1933, as amended, pursuant to Regulation S promulgated thereunder ("Regulation S").

         On June 14, 2000, the Company entered into a $10,000,000 Equity Line of Credit Agreement (the "Equity Line Agreement") with the Investor pursuant to which the Company can put its shares, once registered with the Securities and Exchange Commission ("SEC"), from time to time, at a purchase price equal to 85% of the average of the five lowest closing bid prices for such shares over the ten trading days preceding the sale of such shares, subject to volume limitations based upon current trading volumes and market price per share. The investments under the Equity Line of Credit Agreement will be made in reliance upon Regulation S.

         Placement agents and their counsel received a fee of 10% of the principal amount of the Debenture and proceeds of the sale of shares under the Equity Line Agreement, as well as five year warrants to purchase 275,000 shares of Common Stock at $2.00 per share and payment of legal fees. In addition, the Company is required to pay all the costs of registering with the SEC its shares to be issued upon conversion of the Debenture, under its Equity Line Agreement and upon exercise of its warrants.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

4.1      2000 8% Convertible Debenture, due June 12, 2003.

10.1 Securities Purchase Agreement, dated as of June 12, 2000, by and between the Company and CALP II Limited Partnership with the following schedules and exhibits attached thereto:

         o        Company Disclosure Schedule

         o        Exhibit A:        Registration Rights Agreement,
                                    dated as of June 12, 2000, by and between the Company and CALP II Limited Partnership.

         o        Exhibit B:        Escrow Agreement, dated as of June 12, 2000,
                                    by and between Thompson Kernaghan and
                                    Company, Ltd., May Davis Group, Inc. and
                                    First Union National Bank.

         o        Exhibit C:        Form of Warrant.

10.2 Equity Line of Credit Agreement, dated as of June 14, 2000, by and between the Company and CALP II Limited Partnership with the following schedules and exhibits attached thereto:

         o        Company Disclosure Schedule


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         o        Exhibit A:        Schedule of Investors

         o        Exhibit B:        Form of Warrant

10.3 Placement Agency Agreement, dated as of June 12, 2000, by and between the Company and Thompson Kernaghan and Company, Ltd.

10.4 Placement Agency Agreement, dated as of June 12, 2000, by and between the Company and May Davis Group, Inc.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              JagNotes.com Inc.


Date: June 16, 2000                           By:   /s/ Gary Valinoti
                                                  ------------------------------
                                                  Name:   Gary Valinoti
                                                  Title:  President & CEO